Rule 497(d)


                                     FT 500


               Supplement to the Prospectus dated January 17, 2001

Notwithstanding anything to the contrary in the Prospectus, all shares of Enron Corp. ("ENE") and all shares of Williams Communications Group, Inc. ("WCG") have been removed from Energy Select Portfolio, Series 9 and Energy Portfolio, Series 9 for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

Fee Accounts Unit holders tendering at least 1,000 Units for redemption, or such other amount as required by your broker/dealer, may elect to receive an In-Kind Distribution of Securities at redemption, provided such tendered Units have been held for at least one month.


December 5, 2001